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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                FEBRUARY 18, 2004

                                ALEXANDER'S, INC.
               (Exact name of registrant as specified in charter)

    DELAWARE                       001-06064                   51-0100517
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
 incorporation)

           888 SEVENTH AVENUE                                          10019
           NEW YORK, NEW YORK                                       (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 894-7000

       Former name or former address, if changed since last report: N/A


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On February 18, 2004, Alexander's, Inc. issued a press release. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      The following document is filed as an exhibit to this report:

           99.1 -- Press release, dated February 18, 2004






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ALEXANDER'S, INC.
                              --------------------------------------------------
                                                 (Registrant)

                              By: /s/ Joseph Macnow
                                  ----------------------------------------------
                                  Joseph Macnow
                                  Executive Vice President -- Finance and
                                  Administration and Chief Financial Officer


Date: February 18, 2004




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